                                                                    EXHIBIT 99.3


(MERRILL LYNCH LOGO)           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-14HE
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS


                          $[325,000,000] (APPROXIMATE)

                              TERWIN MORTGAGE TRUST
                ASSET-BACKED CERTIFICATES, SERIES TMTS 2005-14HE


                            (THE WINTER GROUP LOGO)


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         SPECIALIZED LOAN SERVICING, LLC
                                    SERVICER

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
      SERVICING ADMINISTRATOR, BACKUP SERVICER AND SECURITIES ADMINISTRATOR

                         U.S. BANK NATIONAL ASSOCIATION
                                     TRUSTEE

                                  JULY 19, 2005



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-14HE
--------------------------------------------------------------------------------


                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.



--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance     $280,768,210
Aggregate Original Principal Balance        $281,076,806
Number of Mortgage Loans                           1,377


                                    MINIMUM          MAXIMUM         AVERAGE (1)
                                  ------------     ------------     ------------
Original Principal Balance        $     12,000     $  1,300,000     $    204,123
Outstanding Principal Balance     $     11,669     $  1,300,000     $    203,898


                                      MINIMUM                   MAXIMUM             WEIGHTED AVERAGE (2)
                                --------------------      --------------------      --------------------
Original Term (mos)                               60                       360                       354
Stated Remaining Term (mos)                       55                       358                       350
Loan Age (mos)                                     2                        11                         4
Current Interest Rate                          4.625%                   11.650%                    7.076%
Initial Interest Rate Cap                      1.500%                    6.000%                    3.418%
Periodic Rate Cap                              1.000%                    6.000%                    1.092%
Gross Margin                                   2.250%                    9.175%                    4.351%
Maximum Mortgage Rate                          9.625%                   18.625%                   12.919%
Minimum Mortgage Rate                          2.250%                   11.650%                    5.031%
Months to Roll                                     3                        82                        32
Original Loan-to-Value                          7.74%                   100.00%                    77.62%
Credit Score (3)                                 503                       811                       656


                   EARLIEST        LATEST
                  ----------     ----------
Maturity Date     04/01/2010     07/01/2035


                             PERCENT OF                                    PERCENT OF
Lien Position               Mortgage Pool    Year of Origination         Mortgage Pool
                            -------------                                -------------
1st Lien                           100.00%   2004                                 9.33%
                                             2005                                90.67
OCCUPANCY
Primary                            100.00%   LOAN PURPOSE
Second Home                          0.00    Purchase                            50.69%
Investment                           0.00    Refinance - Rate Term                6.73
                                             Refinance - Cashout                 42.58
LOAN TYPE
Fixed Rate                          47.22%   PROPERTY TYPE
ARM                                 52.78    Single Family Residence             69.87%
                                             Two-to-Four Family                  15.57
AMORTIZATION TYPE                            Planned Unit Development             8.64
Fully Amortizing                    52.44%   Condominium                          5.06
Interest-Only                       46.98    Townhouse                            0.65
Balloon                              0.58    Manufactured Home                    0.18
                                             Cooperative                          0.05


(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                          AGGREGATE                                       WEIGHTED       AVERAGE
                            NUMBER OF     PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
RANGE OF                    MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
MORTGAGE RATES               LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------------   ------------   ------------   ------------    ------------    ------------   ------------
5.000% or less                       1   $    500,000           0.18%          4.625%            739   $    500,000
5.001% to 5.500%                     6      1,581,649           0.56           5.347             677        263,608
5.501% to 6.000%                   103     29,116,392          10.37           5.922             688        282,683
6.001% to 6.500%                   224     61,018,355          21.73           6.340             672        272,403
6.501% to 7.000%                   232     57,094,089          20.33           6.794             670        246,095
7.001% to 7.500%                   270     56,578,771          20.15           7.337             649        209,551
7.501% to 8.000%                   243     36,668,661          13.06           7.778             639        150,900
8.001% to 8.500%                   153     21,520,773           7.66           8.258             634        140,659
8.501% to 9.000%                    92     11,700,772           4.17           8.733             583        127,182
9.001% to 9.500%                    27      2,713,756           0.97           9.185             581        100,509
9.501% to 10.000%                    9        781,853           0.28           9.687             566         86,873
10.001% to 10.500%                   4        606,603           0.22          10.227             532        151,651
10.501% to 11.000%                   6        501,729           0.18          10.744             544         83,621
11.001% to 11.500%                   6        323,205           0.12          11.241             557         53,868
11.501% to 12.000%                   1         61,600           0.02          11.650             527         61,600
TOTAL:                           1,377   $280,768,210         100.00%          7.076%            656   $    203,898


                           WEIGHTED
                            AVERAGE         PERCENT
RANGE OF                   ORIGINAL           FULL          PERCENT
MORTGAGE RATES                LTV             DOC             IO
-----------------------   ------------    ------------    ------------
5.000% or less                   66.67%         100.00%         100.00%
5.001% to 5.500%                 74.22           71.66           38.33
5.501% to 6.000%                 76.79           46.71           74.62
6.001% to 6.500%                 74.73           32.94           50.06
6.501% to 7.000%                 78.27           27.35           53.70
7.001% to 7.500%                 78.27           33.00           48.73
7.501% to 8.000%                 79.31           29.81           35.28
8.001% to 8.500%                 80.71           32.63           27.13
8.501% to 9.000%                 79.39           33.40           10.73
9.001% to 9.500%                 78.71           24.04            9.84
9.501% to 10.000%                74.30           39.35            0.00
10.001% to 10.500%               69.82           43.97            0.00
10.501% to 11.000%               74.40           33.94            0.00
11.001% to 11.500%               61.69           54.23            0.00
11.501% to 12.000%               70.00          100.00            0.00
TOTAL:                           77.62%          33.17%          46.98%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.625% per annum to 11.650% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.076% per annum.


REMAINING MONTHS TO STATED MATURITY

                                          AGGREGATE                                      WEIGHTED        AVERAGE
RANGE OF                   NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
REMAINING MONTHS           MORTGAGE        BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
TO STATED MATURITY           LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------------   ------------   ------------   ------------    ------------    ------------   ------------
49 to 60                             1   $     11,669           0.00%          7.600%            619   $     11,669
109 to 120                           5        138,648           0.05           8.692             581         27,730
169 to 180                          90      7,206,362           2.57           7.327             610         80,071
229 to 240                          51      3,559,940           1.27           7.571             591         69,803
289 to 300                           1        190,738           0.07           7.850             554        190,738
349 to 360                       1,229    269,660,852          96.04           7.061             658        219,415
TOTAL:                           1,377   $280,768,210         100.00%          7.076%            656   $    203,898


                            WEIGHTED
RANGE OF                     AVERAGE        PERCENT
REMAINING MONTHS            ORIGINAL          FULL          PERCENT
TO STATED MATURITY            LTV             DOC              IO
-----------------------   ------------    ------------    ------------
49 to 60                          7.74%           0.00%           0.00%
109 to 120                       60.79          100.00            0.00
169 to 180                       71.93           50.76            0.00
229 to 240                       72.73           75.85            0.00
289 to 300                       80.00          100.00            0.00
349 to 360                       77.85           32.05           48.91
TOTAL:                           77.62%          33.17%          46.98%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 55 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 350 months.


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                          AGGREGATE                                      WEIGHTED        AVERAGE
RANGE OF                    NUMBER OF     PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
ORIGINAL MORTGAGE LOAN      MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
PRINCIPAL BALANCES           LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------------   ------------   ------------   ------------    ------------    ------------   ------------
$1 to $50,000                      146   $  5,479,540           1.95%          8.368%            581   $     37,531
$50,001 to $100,000                279     20,562,773           7.32           7.678             602         73,702
$100,001 to $150,000               212     26,443,186           9.42           7.218             640        124,732
$150,001 to $200,000               186     32,470,938          11.57           7.119             651        174,575
$200,001 to $250,000               133     30,283,015          10.79           7.169             646        227,692
$250,001 to $300,000               112     30,969,906          11.03           6.958             669        276,517
$300,001 to $350,000                91     29,803,978          10.62           7.080             666        327,516
$350,001 to $400,000                72     27,170,587           9.68           6.886             666        377,369
$400,001 to $450,000                47     19,942,401           7.10           6.991             671        424,306
$450,001 to $500,000                40     19,242,874           6.85           6.720             673        481,072
$500,001 to $550,000                15      7,854,647           2.80           7.163             682        523,643
$550,001 to $600,000                16      9,197,980           3.28           6.974             668        574,874
$600,001 to $650,000                16     10,184,050           3.63           6.672             669        636,503
$650,001 to $700,000                 1        685,000           0.24           6.750             712        685,000
$700,001 to $750,000                 2      1,463,767           0.52           6.988             677        731,883
$850,001 to $900,000                 1        880,000           0.31           6.000             686        880,000
$900,001 to $950,000                 1        910,000           0.32           6.875             703        910,000
$950,001 to $1,000,000               6      5,923,568           2.11           6.462             688        987,261
$1,000,001 or greater                1      1,300,000           0.46           6.500             698      1,300,000
TOTAL:                           1,377   $280,768,210         100.00%          7.076%            656   $    203,898


                           WEIGHTED
RANGE OF                    AVERAGE         PERCENT
ORIGINAL MORTGAGE LOAN      ORIGINAL          FULL          PERCENT
PRINCIPAL BALANCES            LTV             DOC              IO
-----------------------   ------------    ------------    ------------
$1 to $50,000                    69.00%          87.48%           0.46%
$50,001 to $100,000              76.43           67.53            4.84
$100,001 to $150,000             78.92           43.14           22.15
$150,001 to $200,000             78.23           36.94           34.70
$200,001 to $250,000             78.65           30.12           47.06
$250,001 to $300,000             77.91           22.85           50.56
$300,001 to $350,000             78.23           15.00           58.34
$350,001 to $400,000             78.28           22.23           52.86
$400,001 to $450,000             80.74           27.56           57.35
$450,001 to $500,000             79.87           42.45           67.55
$500,001 to $550,000             80.24           26.34           79.96
$550,001 to $600,000             77.55           25.54           68.94
$600,001 to $650,000             74.87           24.90           74.87
$650,001 to $700,000             42.81            0.00          100.00
$700,001 to $750,000             70.50           48.85           48.85
$850,001 to $900,000             78.22            0.00          100.00
$900,001 to $950,000             70.00            0.00          100.00
$950,001 to $1,000,000           61.02           50.54           49.46
$1,000,001 or greater            65.00            0.00          100.00
TOTAL:                           77.62%          33.17%          46.98%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $11,669 to approximately $1,300,000 and the average outstanding principal balance of the Mortgage Loans was approximately $203,898.

PRODUCT TYPES

                                          AGGREGATE                                      WEIGHTED        AVERAGE
                           NUMBER OF      PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
                            MORTGAGE       BALANCE        MORTGAGE         AVERAGE         CREDIT        BALANCE
PRODUCT TYPES                LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------------   ------------   ------------   ------------    ------------    ------------   ------------
5 Year Fixed Loans                   1   $     11,669           0.00%          7.600%            619   $     11,669
10 Year Fixed Loans                  5        138,648           5.00%          8.692             581         27,730
15 Year Fixed Loans                 90      7,206,362         257.00%          7.327             610         80,071
20 Year Fixed Loans                 51      3,559,940         127.00%          7.571             591         69,803
25 Year Fixed Loans                  1        190,738           7.00%          7.850             554        190,738
30 Year Fixed Loans                654    121,477,148        4327.00%          7.160             657        185,745
Six-Month LIBOR Loans                2        639,714          23.00%          6.563             710        319,857
2/28 LIBOR Loans                   358     86,646,592        3086.00%          7.242             649        242,030
3/27 LIBOR Loans                    82     26,951,814         960.00%          6.832             664        328,681
5/25 LIBOR Loans                   132     33,445,584        1191.00%          6.464             683        253,376
7/23 LIBOR ARM                       1        500,000          18.00%          4.625             739        500,000
TOTAL:                           1,377   $280,768,210         100.00%          7.076%            656   $    203,898


                            WEIGHTED
                             AVERAGE        PERCENT
                            ORIGINAL          FULL          PERCENT
PRODUCT TYPES                  LTV            DOC              IO
-----------------------   ------------    ------------    ------------
5 Year Fixed Loans                7.74%           0.00%           0.00%
10 Year Fixed Loans              60.79          100.00            0.00
15 Year Fixed Loans              71.93           50.76            0.00
20 Year Fixed Loans              72.73           75.85            0.00
25 Year Fixed Loans              80.00          100.00            0.00
30 Year Fixed Loans              76.59           39.26           31.12
Six-Month LIBOR Loans            80.00            0.00           50.65
2/28 LIBOR Loans                 79.56           24.21           50.80
3/27 LIBOR Loans                 77.81           28.90           76.63
5/25 LIBOR Loans                 78.14           28.33           85.55
7/23 LIBOR ARM                   66.67          100.00          100.00
TOTAL:                           77.62%          33.17%          46.98%


AMORTIZATION TYPE

                                          AGGREGATE                                      WEIGHTED        AVERAGE
                            NUMBER OF     PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
                            MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
AMORTIZATION TYPE            LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------------   ------------   ------------   ------------    ------------    ------------   ------------
Fully Amortizing                   940   $147,232,847          52.44%          7.284%            635   $    156,631
Balloon                              7      1,631,913           0.58           7.120             588        233,130
24 Month Interest-Only              30      8,480,330           3.02           6.718             653        282,678
36 Month Interest-Only               7      2,811,467           1.00           6.759             673        401,638
60 Month Interest-Only              99     30,128,393          10.73           7.144             680        304,327
120 Month Interest-Only            294     90,483,260          32.23           6.757             683        307,766
TOTAL:                           1,377   $280,768,210         100.00%          7.076%            656   $    203,898


                           WEIGHTED
                            AVERAGE         PERCENT
                            ORIGINAL          FULL          PERCENT
AMORTIZATION TYPE             LTV             DOC              IO
-----------------------   ------------    ------------    ------------
Fully Amortizing                 76.95%          39.88%           0.00%
Balloon                          80.49            0.00            0.00
24 Month Interest-Only           82.41           38.90          100.00
36 Month Interest-Only           82.95           44.96          100.00
60 Month Interest-Only           79.54           22.58          100.00
120 Month Interest-Only          77.41           25.46          100.00
TOTAL:                           77.62%          33.17%          46.98%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                          AGGREGATE                                       WEIGHTED       AVERAGE
                            NUMBER OF     PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
                            MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
GEOGRAPHIC LOCATION          LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------------   ------------   ------------   ------------    ------------    ------------   ------------
Alabama                              8   $    859,817           0.31%          8.341%            636   $    107,477
Alaska                               1        183,200           0.07           7.350             639        183,200
Arizona                             72     14,113,264           5.03           6.411             674        196,018
Arkansas                             4        175,699           0.06           8.570             631         43,925
California                         156     56,675,931          20.19           6.631             674        363,307
Colorado                            18      3,458,977           1.23           6.664             648        192,165
Connecticut                         14      3,747,106           1.33           6.984             674        267,650
Delaware                             3        821,117           0.29           7.434             646        273,706
District of Columbia                 6      1,280,820           0.46           7.144             677        213,470
Florida                            122     21,127,835           7.53           7.060             662        173,179
Georgia                             23      4,067,049           1.45           6.970             679        176,828
Hawaii                               1        257,804           0.09           7.375             647        257,804
Idaho                                2        273,600           0.10           6.113             703        136,800
Illinois                            24      4,638,197           1.65           7.280             623        193,258
Indiana                             10        570,443           0.20           7.780             602         57,044
Iowa                                 3        198,122           0.07           7.543             578         66,041
Kansas                               3        280,054           0.10           7.398             667         93,351
Kentucky                            21      1,528,384           0.54           7.769             602         72,780
Louisiana                            5        607,156           0.22           6.535             691        121,431
Maine                                3        495,600           0.18           7.739             674        165,200
Maryland                            57     15,316,898           5.46           7.185             649        268,718
Massachusetts                       30      8,871,927           3.16           7.625             664        295,731
Michigan                            20      2,450,377           0.87           7.377             625        122,519
Minnesota                            5      1,154,800           0.41           6.699             675        230,960
Mississippi                          2        143,308           0.05           7.605             677         71,654
Missouri                            23      2,194,210           0.78           7.322             610         95,400
Nevada                              30      6,618,927           2.36           6.865             672        220,631
New Hampshire                        5      1,177,790           0.42           6.708             674        235,558
New Jersey                          78     19,478,148           6.94           7.255             648        249,720
New Mexico                           2        131,744           0.05           7.191             579         65,872
New York                           123     44,324,819          15.79           7.209             657        360,364
North Carolina                      37      3,859,843           1.37           7.719             610        104,320
Ohio                                31      2,524,273           0.90           7.655             591         81,428
Oklahoma                            45      3,097,158           1.10           7.648             595         68,826
Oregon                              11      2,450,882           0.87           6.544             676        222,807
Pennsylvania                        40      3,839,813           1.37           7.585             615         95,995
Rhode Island                        11      2,625,756           0.94           8.199             668        238,705
South Carolina                      18      1,984,984           0.71           7.644             629        110,277
Tennessee                           20      1,567,136           0.56           7.717             591         78,357
Texas                              195     18,527,158           6.60           7.402             618         95,011
Utah                                 5        861,972           0.31           6.909             647        172,394
Vermont                              2        429,494           0.15           7.813             702        214,747
Virginia                            67     16,925,787           6.03           7.159             678        252,624
Washington                          16      4,108,125           1.46           6.755             655        256,758
West Virginia                        5        742,703           0.26           7.283             619        148,541
TOTAL:                           1,377   $280,768,210         100.00%          7.076%            656   $    203,898


                            WEIGHTED
                             AVERAGE        PERCENT
                            ORIGINAL          FULL          PERCENT
GEOGRAPHIC LOCATION           LTV             DOC              IO
-----------------------   ------------    ------------    ------------
Alabama                          74.87%          13.13%          13.55%
Alaska                           80.00            0.00            0.00
Arizona                          78.61           31.74           78.72
Arkansas                         76.30           55.00            0.00
California                       75.68           34.43           61.71
Colorado                         79.10           46.14           58.99
Connecticut                      75.05           38.12           49.18
Delaware                         77.50            3.64           77.94
District of Columbia             79.09           31.70           16.55
Florida                          78.34           29.74           37.31
Georgia                          80.22           15.78           61.99
Hawaii                           86.58            0.00            0.00
Idaho                            80.00          100.00           54.68
Illinois                         81.77           21.22           23.06
Indiana                          75.79           81.35            0.00
Iowa                             85.40          100.00            0.00
Kansas                           79.50           45.72            0.00
Kentucky                         86.88           97.06            0.00
Louisiana                        77.86           76.94           72.07
Maine                            83.92            0.00            0.00
Maryland                         78.48           29.38           58.66
Massachusetts                    78.43           27.89           31.71
Michigan                         83.00           74.35           26.73
Minnesota                        80.00           27.92           90.44
Mississippi                      78.04           39.15            0.00
Missouri                         74.22           51.31           13.23
Nevada                           76.11           32.66           62.78
New Hampshire                    78.22           51.10           18.05
New Jersey                       77.49           24.17           31.31
New Mexico                       87.40          100.00            0.00
New York                         78.10           19.03           55.19
North Carolina                   79.08           64.32           10.65
Ohio                             75.91           75.10            0.00
Oklahoma                         76.39           88.40            0.00
Oregon                           78.02           23.38           65.02
Pennsylvania                     75.22           59.93           15.71
Rhode Island                     79.06            7.61           43.89
South Carolina                   81.46           58.23           18.95
Tennessee                        77.82           79.27            0.00
Texas                            76.16           56.10            5.64
Utah                             77.67           33.46           66.54
Vermont                          80.00            0.00            0.00
Virginia                         78.45           12.06           65.66
Washington                       78.82           62.29           71.35
West Virginia                    79.39           42.91           52.38
TOTAL:                           77.62%          33.17%          46.98%

No more than approximately 0.91% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


ORIGINAL LOAN-TO-VALUE RATIOS

                                          AGGREGATE                                       WEIGHTED       AVERAGE
                            NUMBER OF     PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
RANGE OF ORIGINAL           MORTGAGE       BALANCE        MORTGAGE         AVERAGE         CREDIT        BALANCE
LOAN-TO-VALUE RATIOS         LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------------   ------------   ------------   ------------    ------------    ------------   ------------
50.00% or less                      67   $  8,126,731           2.89%          7.069%            641   $    121,294
50.01% to 55.00%                    16      1,949,257           0.69           7.114             631        121,829
55.01% to 60.00%                    33      6,693,581           2.38           7.096             633        202,836
60.01% to 65.00%                    49      9,835,039           3.50           6.715             649        200,715
65.01% to 70.00%                    95     18,060,348           6.43           6.891             647        190,109
70.01% to 75.00%                    98     19,614,844           6.99           7.027             645        200,151
75.01% to 80.00%                   759    173,274,867          61.71           7.017             669        228,294
80.01% to 85.00%                   109     17,165,392           6.11           7.381             612        157,481
85.01% to 90.00%                    99     16,340,926           5.82           7.481             618        165,060
90.01% to 95.00%                    38      7,473,902           2.66           7.673             635        196,682
95.01% to 100.00%                   14      2,233,324           0.80           7.811             690        159,523
TOTAL:                           1,377   $280,768,210         100.00%          7.076%            656   $    203,898


                            WEIGHTED
                            AVERAGE         PERCENT
RANGE OF ORIGINAL           ORIGINAL          FULL          PERCENT
LOAN-TO-VALUE RATIOS          LTV             DOC              IO
-----------------------   ------------    ------------    ------------
50.00% or less                   41.28%          28.25%          29.93%
50.01% to 55.00%                 52.61           28.22            0.00
55.01% to 60.00%                 57.63           47.33           17.78
60.01% to 65.00%                 63.49           41.72           41.40
65.01% to 70.00%                 68.95           35.45           39.17
70.01% to 75.00%                 73.82           26.16           39.14
75.01% to 80.00%                 79.77           27.12           57.60
80.01% to 85.00%                 83.84           51.22           14.38
85.01% to 90.00%                 89.58           54.70           20.04
90.01% to 95.00%                 94.30           66.18           35.03
95.01% to 100.00%                99.50           80.71           57.49
TOTAL:                           77.62%          33.17%          46.98%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 7.74% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 77.62%

MORTGAGE INSURANCE

                                          AGGREGATE                                       WEIGHTED       AVERAGE
                            NUMBER OF     PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
                            MORTGAGE       BALANCE        MORTGAGE         AVERAGE         CREDIT        BALANCE
MORTGAGE INSURANCE            LOANS      OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------------   ------------   ------------   ------------    ------------    ------------   ------------
No Mortgage Insurance            1,344   $273,903,345          97.55%          7.082%            655   $    203,797
Mortgage Insurance                  33      6,864,865           2.45           6.819             690        208,026
TOTAL:                           1,377   $280,768,210         100.00%          7.076%            656   $    203,898


                            WEIGHTED
                            AVERAGE         PERCENT
                            ORIGINAL          FULL          PERCENT
MORTGAGE INSURANCE            LTV             DOC              IO
-----------------------   ------------    ------------    ------------
No Mortgage Insurance            77.50%          33.49%          46.54%
Mortgage Insurance               82.46           20.31           64.44
TOTAL:                           77.62%          33.17%          46.98%


LOAN PURPOSE

                                          AGGREGATE                                      WEIGHTED        AVERAGE
                            NUMBER OF     PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
                            MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
LOAN PURPOSE                  LOANS      OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------------   ------------   ------------   ------------    ------------    ------------   ------------
Purchase                           603   $142,316,095          50.69%          7.035%            678   $    236,013
Refinance - Cashout                676    119,543,344          42.58           7.155             631        176,839
Refinance - Rate Term               98     18,908,771           6.73           6.881             649        192,947
TOTAL:                           1,377   $280,768,210         100.00%          7.076%            656   $    203,898


                            WEIGHTED
                            AVERAGE         PERCENT
                            ORIGINAL          FULL          PERCENT
LOAN PURPOSE                  LTV             DOC              IO
-----------------------   ------------    ------------    ------------
Purchase                         79.34%          22.19%          59.13%
Refinance - Cashout              76.08           44.58           35.16
Refinance - Rate Term            74.42           43.62           30.28
TOTAL:                           77.62%          33.17%          46.98%


PROPERTY TYPE

                                           AGGREGATE                                       WEIGHTED       AVERAGE
                             NUMBER OF     PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
                             MORTGAGE       BALANCE        MORTGAGE         AVERAGE         CREDIT        BALANCE
PROPERTY TYPE                  LOANS      OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
------------------------   ------------   ------------   ------------    ------------    ------------   ------------
Single Family Residence           1,045   $196,159,244          69.87%          7.053%            651   $    187,712
Two-to-Four Family                  128     43,715,237          15.57           7.289             674        341,525
Planned Unit Development            113     24,246,671           8.64           6.898             657        214,572
Condominium                          74     14,204,138           5.06           7.103             666        191,948
Townhouse                             7      1,821,592           0.65           6.393             694        260,227
Manufactured Housing                  9        494,248           0.18           7.736             612         54,916
Cooperative                           1        127,080           0.05           6.750             709        127,080
TOTAL:                            1,377   $280,768,210         100.00%          7.076%            656   $    203,898


                             WEIGHTED
                             AVERAGE         PERCENT
                             ORIGINAL          FULL          PERCENT
PROPERTY TYPE                  LTV             DOC              IO
------------------------   ------------    ------------    ------------
Single Family Residence           77.48%          34.46%          45.35%
Two-to-Four Family                77.94           17.69           53.02
Planned Unit Development          76.83           43.28           47.83
Condominium                       79.60           39.17           47.64
Townhouse                         80.00           67.85           77.16
Manufactured Housing              75.33          100.00            0.00
Cooperative                       95.00            0.00            0.00
TOTAL:                            77.62%          33.17%          46.98%


DOCUMENTATION

                                          AGGREGATE                                      WEIGHTED        AVERAGE
                            NUMBER OF     PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
                            MORTGAGE       BALANCE        MORTGAGE         AVERAGE         CREDIT        BALANCE
DOCUMENTATION                LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------------   ------------   ------------   ------------    ------------    ------------   ------------
Full Documentation                 623   $ 93,117,096          33.17%          6.996%            634   $    149,466
Reduced Documentation              330     79,725,804          28.40           6.983             657        241,593
Stated Documentation               184     45,825,206          16.32           7.340             654        249,050
No Ratio                           102     33,386,278          11.89           7.008             677        327,316
No Income/No Asset                 138     28,713,826          10.23           7.251             704        208,071
TOTAL:                           1,377   $280,768,210         100.00%          7.076%            656   $    203,898


                            WEIGHTED
                            AVERAGE         PERCENT
                            ORIGINAL          FULL          PERCENT
DOCUMENTATION                 LTV             DOC              IO
-----------------------   ------------    ------------    ------------
Full Documentation               78.40%         100.00%          36.95%
Reduced Documentation            77.22            0.00           48.37
Stated Documentation             77.22            0.00           42.21
No Ratio                         77.91            0.00           72.76
No Income/No Asset               76.52            0.00           53.29
TOTAL:                           77.62%          33.17%          46.98%


OCCUPANCY

                                          AGGREGATE                                      WEIGHTED        AVERAGE
                            NUMBER OF     PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
                            MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
OCCUPANCY                    LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------------   ------------   ------------   ------------    ------------    ------------   ------------
Primary                          1,377   $280,768,210         100.00%          7.076%            656   $    203,898
TOTAL:                           1,377   $280,768,210         100.00%          7.076%            656   $    203,898


                            WEIGHTED
                            AVERAGE         PERCENT
                            ORIGINAL          FULL          PERCENT
OCCUPANCY                     LTV             DOC              IO
-----------------------   ------------    ------------    ------------
Primary                          77.62%          33.17%          46.98%
TOTAL:                           77.62%          33.17%          46.98%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                          AGGREGATE                                      WEIGHTED        AVERAGE
                            NUMBER OF     PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
MORTGAGE LOAN               MORTGAGE       BALANCE        MORTGAGE         AVERAGE        CREDIT         BALANCE
AGE (MONTHS)                 LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------------   ------------   ------------   ------------    ------------    ------------   ------------
2                                  299   $ 71,763,007          25.56%          7.084%            660   $    240,010
3                                  527    139,490,756          49.68           6.989             671        264,688
4                                  107     21,210,442           7.55           7.069             657        198,228
5                                   75     10,261,271           3.65           7.236             625        136,817
6                                   72      7,235,487           2.58           7.478             613        100,493
7                                   53      4,718,301           1.68           7.487             603         89,025
8                                   81      7,307,339           2.60           7.179             607         90,214
9                                   85      9,964,179           3.55           7.284             597        117,226
10                                  76      8,650,624           3.08           7.349             601        113,824
11                                   2        166,803           0.06           6.690             584         83,402
TOTAL:                           1,377   $280,768,210         100.00%          7.076%            656   $    203,898


                            WEIGHTED
                            AVERAGE         PERCENT
MORTGAGE LOAN               ORIGINAL          FULL          PERCENT
AGE (MONTHS)                  LTV             DOC              IO
-----------------------   ------------    ------------    ------------
2                                78.14%          21.28%          51.66%
3                                78.22           25.33           59.79
4                                74.40           40.70           36.45
5                                75.86           62.87           24.07
6                                77.50           56.54           17.08
7                                78.73           80.55            0.00
8                                76.25           75.53            0.00
9                                77.32           72.15            0.00
10                               74.59           77.11            0.00
11                               81.93          100.00            0.00
TOTAL:                           77.62%          33.17%          46.98%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.


ORIGINAL PREPAYMENT PENALTY TERM

                                          AGGREGATE                                       WEIGHTED       AVERAGE
                            NUMBER OF     PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
ORIGINAL PREPAYMENT         MORTGAGE       BALANCE        MORTGAGE        AVERAGE          CREDIT        BALANCE
PENALTY TERM                 LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------------   ------------   ------------   ------------    ------------    ------------   ------------
None                               721   $150,810,464          53.71%          7.225%            652   $    209,168
6 Months                             2        317,300           0.11           6.318             692        158,650
12 Months                           40     13,311,312           4.74           6.875             680        332,783
24 Months                          260     54,000,886          19.23           7.006             658        207,696
26 Months                            1         35,928           0.01           8.050             534         35,928
30 Months                            3        530,070           0.19           7.326             620        176,690
36 Months                          335     59,171,072          21.07           6.826             657        176,630
60 Months                           15      2,591,178           0.92           6.618             693        172,745
TOTAL:                           1,377   $280,768,210         100.00%          7.076%            656   $    203,898


                            WEIGHTED
                            AVERAGE         PERCENT
ORIGINAL PREPAYMENT         ORIGINAL          FULL          PERCENT
PENALTY TERM                  LTV             DOC              IO
-----------------------   ------------    ------------    ------------
None                             76.87%          30.72%          44.81%
6 Months                         75.75           57.58           57.58
12 Months                        78.55           13.15           63.68
24 Months                        79.57           25.39           49.09
26 Months                        80.00          100.00            0.00
30 Months                        83.26           65.17           34.83
36 Months                        77.38           49.67           45.72
60 Months                        80.73           52.67           74.27
TOTAL:                           77.62%          33.17%          46.98%

The weighted average original prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 29 months.


CREDIT SCORES

                                          AGGREGATE                                       WEIGHTED       AVERAGE
                            NUMBER OF     PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
RANGE OF                    MORTGAGE       BALANCE        MORTGAGE         AVERAGE         CREDIT        BALANCE
CREDIT SCORES                LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------------   ------------   ------------   ------------    ------------    ------------   ------------
Not Available                        1   $     70,942           0.03%          7.000%              0   $     70,942
503 to 525                          19      3,684,994           1.31           8.977             514        193,947
526 to 550                          74      8,321,153           2.96           8.286             539        112,448
551 to 575                         150     15,082,934           5.37           7.939             562        100,553
576 to 600                         195     24,289,670           8.65           7.396             587        124,562
601 to 625                         238     39,280,799          13.99           7.021             615        165,045
626 to 650                         132     35,032,346          12.48           7.024             638        265,397
651 to 675                         159     41,280,571          14.70           6.951             663        259,626
676 to 700                         190     56,094,822          19.98           6.859             687        295,236
701 to 725                         102     25,053,564           8.92           6.943             716        245,623
726 to 750                          55     15,082,141           5.37           6.651             737        274,221
751 to 775                          38     10,632,725           3.79           6.702             765        279,809
776 to 800                          21      6,291,627           2.24           6.596             789        299,601
801 to 811                           3        569,920           0.20           7.452             806        189,973
TOTAL:                           1,377   $280,768,210         100.00%          7.076%            656   $    203,898


                           WEIGHTED
                           AVERAGE         PERCENT
RANGE OF                   ORIGINAL          FULL          PERCENT
CREDIT SCORES                LTV             DOC              IO
-----------------------   -----------    ------------    ------------
Not Available                   78.89%           0.00%           0.00%
503 to 525                      74.67           23.34            0.00
526 to 550                      73.42           56.29            0.00
551 to 575                      77.19           71.16            2.80
576 to 600                      78.05           63.57           17.28
601 to 625                      77.89           44.31           39.61
626 to 650                      78.45           29.28           55.04
651 to 675                      79.04           21.54           48.66
676 to 700                      76.68           21.14           61.99
701 to 725                      76.58           19.03           63.81
726 to 750                      78.89           24.45           59.21
751 to 775                      78.45           15.70           69.11
776 to 800                      77.31           45.44           78.04
801 to 811                      72.16            0.00           71.94
TOTAL:                          77.62%          33.17%          46.98%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 503 to 811 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 656.

GROSS MARGINS
(EXCLUDES FIXED RATE LOANS)

                                          AGGREGATE                                       WEIGHTED       AVERAGE
                            NUMBER OF     PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
RANGE OF                    MORTGAGE       BALANCE        MORTGAGE         AVERAGE         CREDIT        BALANCE
GROSS MARGINS                LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------------   ------------   ------------   ------------    ------------    ------------   ------------
2.001% to 2.500%                    14   $  5,640,031           3.81%          6.170%            723   $    402,859
2.501% to 3.000%                   189     51,843,729          34.99           6.502             682        274,305
3.001% to 3.500%                    30      9,274,318           6.26           7.197             684        309,144
3.501% to 4.000%                    45     13,044,396           8.80           7.316             702        289,875
4.001% to 4.500%                    21      5,637,028           3.80           7.755             710        268,430
4.501% to 5.000%                    12      3,692,869           2.49           7.240             654        307,739
5.001% to 5.500%                    37      9,704,455           6.55           6.735             646        262,283
5.501% to 6.000%                   127     26,622,732          17.97           7.108             633        209,628
6.001% to 6.500%                    36      8,032,332           5.42           7.452             586        223,120
6.501% to 7.000%                    32      7,568,730           5.11           7.729             587        236,523
7.001% to 7.500%                     8      1,859,813           1.26           7.380             613        232,477
7.501% to 8.000%                     8      2,088,305           1.41           7.760             587        261,038
8.001% to 8.500%                    11      1,930,391           1.30           8.314             574        175,490
8.501% to 9.000%                     4      1,158,519           0.78           8.703             541        289,630
9.001% to 9.500%                     1         86,056           0.06           9.275             512         86,056
TOTAL:                             575   $148,183,704         100.00%          6.980%            660   $    257,711


                            WEIGHTED
                            AVERAGE         PERCENT
RANGE OF                    ORIGINAL          FULL          PERCENT
GROSS MARGINS                 LTV             DOC              IO
-----------------------   ------------    ------------    ------------
2.001% to 2.500%                 76.03%          24.38%          89.19%
2.501% to 3.000%                 77.68           26.50           84.70
3.001% to 3.500%                 77.82           22.75           84.21
3.501% to 4.000%                 79.77            8.02           69.82
4.001% to 4.500%                 79.01            1.28           75.73
4.501% to 5.000%                 80.15           30.35           78.02
5.001% to 5.500%                 78.36           15.42           49.20
5.501% to 6.000%                 81.70           29.26           36.68
6.001% to 6.500%                 75.82           44.04           29.61
6.501% to 7.000%                 80.56           38.67           20.46
7.001% to 7.500%                 85.27           74.17           37.72
7.501% to 8.000%                 83.39           21.29           44.24
8.001% to 8.500%                 82.28           55.53           29.87
8.501% to 9.000%                 66.96           54.61           36.49
9.001% to 9.500%                 70.00            0.00            0.00
TOTAL:                           78.88%          26.15%          63.50%

As of the Cut-off Date, the Margin for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 9.175% per annum and the weighted average Margin of the Adjustable Rate Mortgage Loans was approximately 4.351% per annum.


MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE LOANS)

                                          AGGREGATE                                       WEIGHTED       AVERAGE
                            NUMBER OF     PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
RANGE OF MAXIMUM            MORTGAGE       BALANCE        MORTGAGE        AVERAGE          CREDIT        BALANCE
MORTGAGE RATES               LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------------   ------------   ------------   ------------    ------------    ------------   ------------
10.500% or less                      1   $    500,000           0.34%          4.625%            739   $    500,000
10.501% to 11.000%                  44     11,770,937           7.94           5.993             707        267,521
11.001% to 11.500%                  48     13,100,627           8.84           6.308             664        272,930
11.501% to 12.000%                  55     16,303,684          11.00           6.244             683        296,431
12.001% to 12.500%                  65     18,752,937          12.66           6.590             675        288,507
12.501% to 13.000%                  64     18,116,123          12.23           6.761             678        283,064
13.001% to 13.500%                  93     27,136,084          18.31           7.112             652        291,786
13.501% to 14.000%                  77     16,861,603          11.38           7.430             657        218,982
14.001% to 14.500%                  53     11,144,153           7.52           7.883             638        210,267
14.501% to 15.000%                  31      6,996,916           4.72           8.347             581        225,707
15.001% to 15.500%                  16      3,054,702           2.06           8.534             582        190,919
15.501% to 16.000%                  10      1,818,196           1.23           8.942             543        181,820
16.001% to 16.500%                   8      1,275,107           0.86           9.568             571        159,388
16.501% to 17.000%                   4        389,255           0.26          10.615             549         97,314
17.001% to 17.500%                   2        190,200           0.13          11.247             541         95,100
17.501% to 18.000%                   2        133,466           0.09          11.085             531         66,733
18.001% to 18.500%                   1        315,714           0.21           6.500             775        315,714
18.501% to 19.000%                   1        324,000           0.22           6.625             647        324,000
TOTAL:                             575   $148,183,704         100.00%          6.980%            660   $    257,711


                            WEIGHTED
                            AVERAGE         PERCENT
RANGE OF MAXIMUM            ORIGINAL          FULL          PERCENT
MORTGAGE RATES                LTV             DOC              IO
-----------------------   ------------    ------------    ------------
10.500% or less                  66.67%         100.00%         100.00%
10.501% to 11.000%               78.74           47.73           92.97
11.001% to 11.500%               74.86           22.28           78.04
11.501% to 12.000%               77.88           20.88           87.83
12.001% to 12.500%               77.12           11.06           76.60
12.501% to 13.000%               79.76           25.09           64.59
13.001% to 13.500%               79.19           31.98           57.06
13.501% to 14.000%               80.12           21.32           55.22
14.001% to 14.500%               81.30           28.52           38.83
14.501% to 15.000%               82.19           10.56           23.65
15.001% to 15.500%               84.49           64.71           22.28
15.501% to 16.000%               74.89           51.53            0.00
16.001% to 16.500%               85.46           25.12           20.93
16.501% to 17.000%               75.33           14.85            0.00
17.001% to 17.500%               65.18           35.33            0.00
17.501% to 18.000%               75.38          100.00            0.00
18.001% to 18.500%               80.00            0.00            0.00
18.501% to 19.000%               80.00            0.00          100.00
TOTAL:                           78.88%          26.15%          63.50%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 9.625% per annum to 18.625% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.919% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE LOANS)

                                          AGGREGATE                                       WEIGHTED       AVERAGE
                            NUMBER OF     PRINCIPAL      PERCENT OF       WEIGHTED        AVERAGE       PRINCIPAL
NEXT  RATE                  MORTGAGE       BALANCE        MORTGAGE         AVERAGE         CREDIT        BALANCE
ADJUSTMENT DATE              LOANS       OUTSTANDING        POOL           COUPON          SCORE       OUTSTANDING
-----------------------   ------------   ------------   ------------    ------------    ------------   ------------
December 2005                        2   $    639,714           0.43%          6.563%            710   $    319,857
January 2007                         1         49,818           0.03           6.500             638         49,818
February 2007                        1         56,108           0.04           8.350             545         56,108
March 2007                           4        651,429           0.44           6.689             617        162,857
April 2007                          15      3,636,279           2.45           6.768             654        242,419
May 2007                            16      4,095,589           2.76           7.558             618        255,974
June 2007                          151     41,073,228          27.72           7.271             656        272,008
July 2007                          170     37,084,140          25.03           7.232             644        218,142
March 2008                           2        656,431           0.44           6.750             697        328,216
April 2008                           2        392,640           0.26           7.639             613        196,320
May 2008                             4      2,465,200           1.66           6.617             696        616,300
June 2008                           60     18,281,203          12.34           6.853             654        304,687
July 2008                           14      5,156,340           3.48           6.807             683        368,310
April 2010                           3        522,400           0.35           6.828             712        174,133
May 2010                             6      1,602,350           1.08           6.687             672        267,058
June 2010                           97     24,200,184          16.33           6.435             681        249,486
July 2010                           26      7,120,650           4.81           6.485             688        273,871
July 2012                            1        500,000           0.34           4.625             739        500,000
TOTAL:                             575   $148,183,704         100.00%          6.980%            660   $    257,711


                            WEIGHTED
                            AVERAGE         PERCENT
NEXT  RATE                  ORIGINAL          FULL          PERCENT
ADJUSTMENT DATE               LTV             DOC              IO
-----------------------   ------------    ------------    ------------
December 2005                    80.00%           0.00%          50.65%
January 2007                     71.43          100.00            0.00
February 2007                    75.00          100.00            0.00
March 2007                       81.83           18.85           58.95
April 2007                       82.91           57.75           42.77
May 2007                         78.91           16.13           47.85
June 2007                        78.88           24.74           61.16
July 2007                        80.05           21.10           40.43
March 2008                       76.31            0.00           73.69
April 2008                       83.89           61.12          100.00
May 2008                         64.55           40.56           59.44
June 2008                        80.03           34.60           72.80
July 2008                        75.99            4.34           97.03
April 2010                       80.00           34.46          100.00
May 2010                         76.18           36.17          100.00
June 2010                        78.24           26.10           84.83
July 2010                        78.12           33.71           83.65
July 2012                        66.67          100.00          100.00
TOTAL:                           78.88%          26.15%          63.50%